                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Under Rule 14a-12

                          Online Resources Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1) Amount previously paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------

     3) Filing party:

--------------------------------------------------------------------------------

     4) Date filed:

--------------------------------------------------------------------------------

                            [ONLINE RESOURCES LOGO]

                          ONLINE RESOURCES CORPORATION
                              7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102

                                 APRIL 22, 2002

Dear Stockholder,

     We cordially invite you to attend our 2002 annual meeting of stockholders to be held at 2:00 p.m. on Tuesday, May 21, 2002 at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Online Resources Corporation that you should consider when you vote your shares.

     This year, we have prepared the proxy statement in a format that we hope is easier to understand. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English, and we support this effort. We hope that you like the new format and welcome your comments.

     When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

                                          Sincerely,

                                          /s/ MATTHEW P. LAWLOR

                                          Matthew P. Lawlor,
                                          Chairman of the Board and
                                          Chief Executive Officer

                            [ONLINE RESOURCES LOGO]

                                                                  APRIL 22, 2002

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

TIME: 2:00 p.m. (EST)

DATE: May 21, 2002

PLACE: Harvard Club of New York, 27 East 44th Street, New York, NY 10036

PURPOSES:

     1. To elect three directors to serve three-year terms expiring in 2005.

     2. To ratify the appointment of Ernst & Young LLP as the company's independent public accountants for the fiscal year ending December 31, 2002.

     3. To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

     You may vote if you were the record owner of Online Resources Corporation common stock at the close of business on March 25, 2002. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

                                          By Order of the Board of Directors

                                          [C. Graham Signature]

                                          Catherine A. Graham
                                          Chief Financial Officer and
                                          Secretary

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General information about the annual meeting................    1
Security ownership of certain beneficial owners and
  management................................................    4
Management..................................................    6
The Board of Directors......................................    6
Committees of the Board of Directors and meetings...........    7
Compensation of Directors...................................    8
Executive Officers who are not Directors....................    8
Executive compensation......................................    9
Summary compensation table..................................    9
Options grants in our last fiscal year......................    9
Aggregated option exercises in last fiscal year and fiscal
  year-end option values....................................   10
Change-in-control arrangements..............................   10
Performance graph...........................................   11
Report of Compensation Committee on Executive
  Compensation..............................................   12
Report of Audit Committee...................................   14
Section 16(a) beneficial ownership reporting compliance.....   15
Item 1 -- Election of Directors.............................   16
Item 2 -- Independent public accountants....................   17
Stockholder proposals.......................................   18

                          ONLINE RESOURCES CORPORATION
                              7600 COLSHIRE DRIVE
                                MCLEAN, VA 22102
                                  703-394-5100
                        -------------------------------

                PROXY STATEMENT FOR ONLINE RESOURCES CORPORATION
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                        -------------------------------

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     We sent you this proxy statement and the enclosed proxy card because Online Resources Corporation's Board of Directors is soliciting your proxy to vote at the 2002 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

     On April 22, 2002, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned Online Resources Corporation common stock at the close of business on March 25, 2002 are entitled to vote at the annual meeting. On this record date, there were 13,281,298 shares of Online Resources Corporation common stock outstanding. Online Resources Corporation common stock is our only class of voting stock. We are also sending along with this proxy statement, our 2002 annual report, which includes our financial statements for the fiscal year ended December 31, 2001.

HOW MANY VOTES DO I HAVE?

     Each share of Online Resources Corporation common stock that you own entitles you to one vote.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

     If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

     The board of directors recommends that you vote as follows:

     - "FOR" the election of the nominees for director;

     - "FOR" ratification of the selection of our independent public accountants for our fiscal year ending December 31, 2002.

     If any other matter is presented, your proxyholder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

     If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

     - You may send in another proxy with a later date;

     - You may notify Online Resources Corporation's Secretary in writing before the annual meeting that you have revoked your proxy; or

     - You may vote in person at the annual meeting.

HOW DO I VOTE IN PERSON?

     If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. Please note, however, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 25, 2002, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECT DIRECTORS        The nominees for director who receive the most votes
                                   at the annual meeting (also known as a "plurality" of
                                   the votes) will be elected.
PROPOSAL 2: RATIFY SELECTION OF    The affirmative vote of a majority of the votes
AUDITORS                           present or represented by proxy and entitled to vote
                                   at the annual meeting is required to ratify the
                                   selection of independent auditors.

WHAT IS THE EFFECT OF BROKER NON-VOTES, WITHHOLDINGS AND ABSTENTIONS?

     - Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on both Proposal 1 and Proposal 2 even if it does not receive instructions from you. If your broker cannot vote your shares on a particular matter because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a "broker non-vote". Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to proposals for which instructions have not been obtained or discretionary authority does not exist. Discretionary authority should generally exist as to the two proposals being presented to our stockholders. This means that there should be no broker non-votes at the annual meeting.

     - Withholdings: Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

     - Abstentions: Abstentions are treated as shares present or represented and entitled to vote at the annual meeting, and therefore, count towards the determination of a quorum. For matters such as Proposal 2, which require an affirmative vote of a majority of the shares present and entitled to vote at a meeting, an abstention generally has the same effect as a no vote.

IS VOTING CONFIDENTIAL?

     We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election and American Stock Transfer and Trust Company examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

     We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We have retained Georgeson Shareholder Communications, Inc. to assist in the distribution of proxy materials and solicitation of votes for a fee of $5,000, plus reimbursement of out-of-pocket expenses. In addition, Georgeson Shareholder Communications, Inc. will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy materials to such beneficial owners and we will reimburse Georgeson Shareholder Communications, Inc. for the expenses. Our directors, officers and employees may supplement Georgeson's solicitation of proxies by mail, Internet, telephone, telegram, telex and personal solicitation. No additional compensation will be paid for such solicitation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

ATTENDING THE ANNUAL MEETING

     The annual meeting will be held at 2:00 p.m. on May 21, 2002, at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. When you arrive at the Harvard Club of New York, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2002 for (a) the executive officers named in the Summary Compensation Table on page 10 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

                                                                 SHARES BENEFICIALLY
                                                                      OWNED(1)
                                                              -------------------------
NAME AND ADDRESS**                                             NUMBER           PERCENT
------------------                                            ---------         -------
Wellington Management Co., L.P..............................  1,758,400(2)       13.3%
75 State Street
Boston, MA 02109
Capital Group International, Inc. ..........................    953,600(3)        7.2%
11100 Santa Monica Blvd., Suite 1500
Los Angeles, CA 90025
Bruce Bent Associates, Inc. ................................    858,200(4)        6.5%
950 Third Avenue
New York, NY 10022-2705
Matthew P. Lawlor...........................................  1,623,437(5)       12.1%
7600 Colshire Drive
McLean, VA 22102
George M. Middlemas.........................................    584,385(6)        4.4%
Ervin R. Shames.............................................     21,419(7)          *
Barry D. Wessler............................................     18,604(8)          *
David A. O'Connor...........................................     63,386(9)          *
Joseph J. Spalluto..........................................     60,611(10)         *
Michael H. Heath............................................     56,227(11)         *
Thomas S. Johnson...........................................    118,987(12)         *
Raymond T. Crosier..........................................    235,266(13)       1.7%
All directors and current executive officers as a group (9
  persons)..................................................  2,782,322          19.9%

---------------

  * Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

 ** Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.

 (1) The number of shares of common stock issued and outstanding on February 28, 2002 was 13,269,012. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at February 28, 2002, plus shares of common stock subject to options held by such person at February 28, 2002 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

 (2) This information is based solely on a Schedule 13G/A filed by Wellington Management Co., L.P. with the Securities and Exchange Commission on February 12, 2002. Clients of Wellington Management Co., L.P., own the shares of record. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of the common stock outstanding.

 (3) This information is based solely on a Schedule 13G/A filed by Capital Group International, Inc. with the Securities and Exchange Commission on February 11, 2002. Capital Group International, Inc. is the parent holding company of the Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. Capital Guardian Trust Company may be deemed to be the beneficial owner of 953,600 shares of common stock. Capital Group International, Inc. and Capital

Guardian Trust Company disclaim beneficial ownership of 953,600 shares of common stock pursuant to Rule 13d-4 of the Securities Exchange Act.

 (4) This information is based solely on a Schedule 13G filed by Bruce Bent Associates, Inc. with the Securities and Exchange Commission on February 13, 2002. Bruce Bent Associates, Inc., in its capacity as investment advisor, may be deemed the beneficial owner of these shares, which shares are owned by investment advisory client(s).

 (5) Includes 13,109 shares of common stock issuable pursuant to warrants exercisable within 60 days of February 28, 2002 and 174,013 shares of common stock issuable pursuant to options exercisable within 60 days of February 28, 2002. Of the total shares, 82,685 shares are held of record by the Rosemary K. Lawlor Living Trust for which Mr. Lawlor serves as the Trustee, and 8,910 shares are held of record by the Rosemary K. Lawlor, Mr. Lawlor's wife.

 (6) Includes 131,957 shares issuable pursuant to warrants exercisable within 60 days of February 28, 2002 and 29,246 shares issuable pursuant to options exercisable within 60 days of February 28, 2002. Of the total shares 208,844 are held of record by Apex Investment Fund II, L.P. of which 49,490 are issuable upon the exercise of warrants; 320,037 shares are held of record by Apex Investment Fund III, L.P. of which 72,756 are issuable upon the exercise of warrants and 26,258 shares are held of record by Apex Strategic Partners, LLC of which 9,711 are issuable upon the exercise of warrants. 29,246 shares issuable upon the exercise of options are held by Mr. Middlemas. Mr. Middlemas has shared voting and investment power of all the shares which he does not hold of record.

 (7) Includes 21,419 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002.

 (8) Includes 14,595 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002.

 (9) Includes 61,386 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002.

(10) Includes 4,019 shares issuable upon the exercise of warrants to purchase common stock and 33,887 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002. Of the total shares, 1,188 are held of record by Ellen Spalluto, Mr. Spalluto's wife.

(11) Includes 36,680 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002.

(12) Includes 4,918 shares issuable upon the exercise of warrants to purchase common stock and 32,816 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002.

(13) Includes 3,145 shares issuable upon the exercise of warrants to purchase common stock and 176,759 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of February 28, 2002. Of the total shares, 7,853 are held of record by Raymond T. Crosier Grantor Retained Annuity Trust, and 3,500, 1,000 and 1,000 shares are held of record by Deborah Crosier (Mr. Crosier's wife), William Crosier, II (Mr. Crosier's son) and Jennifer Crosier (Mr. Crosier's daughter), respectively.

                                   MANAGEMENT

THE BOARD OF DIRECTORS

     Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows:
(1) Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term ending at the 2004 annual meeting; (2) Michael H. Heath and Thomas
S. Johnson constitute a class with a term ending at the 2003 annual meeting; and
(3) George M. Middlemas, David A. O'Connor and Joseph J. Spalluto constitute a class with a term ending at the upcoming 2002 annual meeting.

     On February 14, 2001, our Board of Directors voted to nominate George M. Middlemas, David A. O'Connor and Joseph J. Spalluto for election at the annual meeting for a term of three years to serve until the 2005 annual meeting of stockholders, and until their respective successors have been elected and qualified.

     Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

NAME                                      AGE                 POSITION WITH THE COMPANY
----                                      ---                 -------------------------
Matthew P. Lawlor.......................  54    Chairman of the Board and Chief Executive Officer
Ervin R. Shames (1).....................  61    Director
Barry D. Wessler (2)....................  58    Director
George M. Middlemas (1).................  55    Director
David A. O'Connor (1)...................  67    Director
Joseph J. Spalluto (2)..................  43    Director
Michael H. Heath (2)....................  60    Director
Thomas S. Johnson (2)...................  61    Director

---------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Matthew P. Lawlor has served as Chairman and Chief Executive Officer since March 1989. Mr. Lawlor started his career as a project engineer with RCA. After completing his graduate business education in 1973, he joined Chemical Bank, where he later headed a regional consumer branch division and its international equity investment company. In 1980, he served as a Presidential Exchange Executive with the White House. He formed US Multitrade in 1981, a venture development firm noted for the seed financing of RSA Security, Inc., (formerly Security Dynamics Technology, Inc.) and other emerging growth companies. He later co-founded Online Resources Corporation, and currently serves on the Board of Directors of the Electronic Funds Transfer Association ("EFTA") where he chairs its eFinancial Enablers Council, a group of senior executives whose firms supply Internet products and services to financial institutions. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and an MBA from Harvard University.

     Michael H. Heath, a director since March 1989, served as President of Online Resources Corporation from January 1995 to October 1997. Mr. Heath has held positions both in and outside of the financial services industry. He is the former President of MediaNews, which owned the Denver Post and the Houston Post; and President of The Record, a New Jersey-based regional newspaper and broadcast company. Mr. Heath also worked in a variety of senior management positions with Chemical Bank, including a consumer branch division. Mr. Heath received his BA from Williams College and an MBA from Harvard University.

     Thomas S. Johnson, a director since May 1994, has served as Chairman and Chief Executive Officer of GreenPoint Bank and GreenPoint Financial Corp. since August 1993. GreenPoint Bank and GreenPoint Financial Corp. is a large thrift and specialty mortgage originator based in New York. Mr. Johnson formerly served as President of Chemical Banking Corporation from 1983 to 1989, and as President of Manufacturers Hanover Trust Company from 1989 to 1991. Mr. Johnson is a director of R.R. Donnelley & Sons Company, Alleghany Corporation, The Phoenix Companies and GreenPoint Financial Corp. He holds a BA from Trinity College and an MBA from Harvard University.

     George M. Middlemas, a director since June 1997, is a Managing General Partner of Apex Venture Partners ("Apex"), a venture partner company that invests in technology companies. He has been a venture capital investor since 1979. Prior to joining Apex, Mr. Middlemas was a senior vice president and principal with Inco Venture Capital Management and a vice president and member of the investment committee of Citicorp Venture Capital. He played a material role in the founding of America Online and RSA Security, Inc., (formerly Security Dynamics Technologies, Inc.) Mr. Middlemas is a director of Tut Systems and Pure Cycle Corporation. Mr. Middlemas holds a BA in both history and political science from Pennsylvania State University, an MA in political science from the University of Pittsburgh, and an MBA from Harvard University.

     David A. O'Connor, a director since April 1996, is an EFT industry consultant. He was a Vice Chairman of Honor Technologies, one of the largest ATM networks in the nation from 1997 to 1998. Mr. O'Connor was previously President of CashFlow, Inc., an electronic banking subsidiary of Sovran Financial Services (now Bank of America) and one of the first shared ATM networks. Later, Mr. O'Connor served as President and CEO of Internet, Inc., owner of MOST, which was the nation's fifth largest ATM network before merging with Honor Technologies. Mr. O'Connor served on the Board of Directors of the Electronic Funds Transfer Association and served as its chairman. He also served as President of the Mid-Atlantic Exchange and Senior Vice President of Virginia National Bank. Mr. O'Connor holds a BS from American University.

     Ervin R. Shames, a director since January 2000, is a visiting lecturer for consumer marketing at the University of Virginia's Darden School of Business. Mr. Shames formerly served as President and Chief Executive Officer of Borden, Inc., a large consumer marketing company, from 1993 through 1995. Prior to Borden, Mr. Shames served as President of General Foods USA and Kraft USA. He also served as Chairman, President and Chief Executive Officer of Stride Rite Corporation. Mr. Shames is currently serving on the Board of Directors of Select Comfort Corporation, where he is a member of the Audit Committee. Mr. Shames holds a BSBA from Florida University and an MBA from Harvard University.

     Joseph J. Spalluto, a director since May 1995, is a Managing Director of Corporate Finance for Keefe Bruyette & Woods, Inc. since 1981, a national investment banking firm specializing in the financial services industry. Keefe, Bruyette & Woods, Inc. is an investor in Online Resources Corporation and has participated in joint marketing. Mr. Spalluto received a BA from Amherst College and a JD from the University of Connecticut School of Law.

     Barry D. Wessler, a director since May 2000, is widely known as one of the founders of the Internet as a result of his work in the late 1960s at the Advanced Research Projects Agency, where he directed the research for the design and implementation of the ARPANet (the forerunner of today's Internet). Since 1995, Dr. Wessler has used his expertise as an independent consultant to computer and communications corporations, including America Online, KDD America and Teleglobe Communications. From 1973 to 1982, Dr. Wessler co-founded GTE Telenet, a pioneering packet switch service company (now Sprint Data). Mr. Wessler founded and served from 1982 to 1994 as President and Chief Operating Officer of NetExpress, Inc., a market leader in international facsimile network products and services. Mr. Wessler, served as Chief Executive Officer from 1994 to 1995 for Plexsys International, a cellular telephone infrastructure manufacturer. Mr. Wessler is currently serving on the Board of Directors of Geo-Centers. Dr. Wessler received his BSEE in 1965 and MSEE in 1967 from MIT and his Ph.D. in Computer Science from the University of Utah in 1973.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 2001 there were seven meetings of our Board of Directors, and the various committees of the Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2001.

     Audit Committee. Our Audit Committee met four times during fiscal 2001. This committee currently has four members, Michael H. Heath (Chairman), Thomas
S. Johnson, Joseph J. Spalluto and Barry D. Wessler. Our Audit Committee reviews the engagement of our independent public accountants, reviews annual financial statements, considers matters relating to accounting policy, internal controls and risk assessment and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

     Compensation Committee. Our Compensation Committee met three times during fiscal 2001. This committee currently has three members, Ervin R. Shames (Chairman), George M. Middlemas and David A. O'Connor. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement. The Compensation Committee administers Online Resources Corporation's 1999 Stock Option Plan.

COMPENSATION OF DIRECTORS

     Each non-employee Director receives (i) a fee of $7,500, (ii) an additional fee of $1,500 for the Chairperson of each Board Committee, (iii) an option to purchase 8,750 shares of common stock (with an exercise price at the fair market value of the common stock at the time of grant), and (iv) an additional option to purchase 1,750 shares of common stock for the Chairperson of each Board Committee for each year of service. In additional, we reimburse Directors for related travel expenses incurred to attend meetings of the Board of Directors. The employee Director does not receive any compensation for their participation in Board or Board Committee meetings.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The names of, and certain information regarding, our executive officers who are not also directors are set forth below. None of the executive officers has an employment agreement with us and the executive officers serve at the pleasure of the Board of Directors.

NAME                                     AGE                           POSITION
----                                     ---                           --------
Raymond T. Crosier.....................  47    President, Chief Operating Officer
Catherine A. Graham....................  41    Executive Vice President, Chief Financial Officer

     Raymond T. Crosier joined Online Resources Corporation in January 1996 and in January 2001 he was elected as President and Chief Operating Officer. He is responsible for managing our day-to-day operations. He has 23 years of experience with the financial services industry. Before joining us, he served as Vice President of Sales and Customer Service for TeleCheck International, a check verification and guarantee firm, from 1990 to 1996. TeleCheck was a subsidiary of First Financial International Corp., which later merged with First Data Corp. He served in a variety of other management positions at TeleCheck, including its national account division from 1989 to 1990 and its regional marketing divisions from 1977 to 1989. Mr. Crosier received a BA in Psychology from the University of Virginia.

     Catherine A. Graham joined Online Resources Corporation in March 2002 and currently serves as Executive Vice President and Chief Financial Officer. She is responsible for general financial management with particular attention paid to broadening the investor base and exploring strategic business opportunities. She has 20 years of professional experience in financial disciplines, including technology, restaurant and banking companies. Ms. Graham most recently served as Chief Financial Officer of VIA NET.WORKS, Inc., a publicly-held Internet service provider serving the international ISP markets with subsidiaries in 14 countries outside of the United States. In 1996, she served as Vice President of Finance and Investor Relations Officer for Yuire Systems. Prior to her position with Yurie Systems, she served as Chief Financial Officer for Davco Restaurants, Inc., which was then the largest franchiser of Wendy's restaurants with over 14,000 employees. Ms. Graham received a BA in Economics and an MBA from Loyola College.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the total compensation paid or accrued during the three fiscal years ended December 31, 2001 to (1) our Chief Executive Officer and (2) each of our most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2001.

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                             ANNUAL COMPENSATION       SECURITIES
                                          -------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR    SALARY     BONUS      OPTIONS      COMPENSATION
---------------------------               ----   --------   -------   ------------   ------------
Matthew P. Lawlor.......................  2001   $206,042   $67,725     125,203        $    70(2)
  Chief Executive Officer and             2000    206,250    63,000       6,500            303(2)
  Chairman of the Board                   1999    150,000    50,000     129,819            303(2)
Raymond T. Crosier......................  2001   $193,750   $47,803      84,401        $    70(2)
  President and Chief Operating Officer   2000    179,167    59,353       6,500            303(2)
                                          1999    148,521    35,677      64,475            303(2)
Carl D. Blandino(1).....................  2001   $160,759   $24,391      62,360        $    70(2)
  Executive Vice President and            2000    132,801    33,449      81,000          7,064(3)
  Chief Financial Officer                 1999         --        --          --             --

---------------

(1) Mr. Blandino joined Online Resources Corporation in February 2000 and terminated his employment with us on January 11, 2002. Mr. Blandino's fiscal 2001 base salary was $161,000.

(2) Consists of premium amount paid by us for group life insurance on behalf of the named executive officer.

(3) Consists of relocation expenses paid by us on behalf of the named executive officer.

OPTION GRANTS IN OUR LAST FISCAL YEAR

     The following table sets forth information regarding each stock option granted during fiscal year 2001 to each of the executive officers named in the Summary Compensation Table above.

                                            INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                          -----------------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF      % OF TOTAL                             ANNUAL RATES OF STOCK
                           SECURITIES       OPTIONS      EXERCISE                 PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO     OR BASE                     OPTION TERM(2)
                             OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   ----------------------
NAME                      GRANTED(#)(1)   FISCAL YEAR    ($/SHARE)      DATE         5%          10%
----                      -------------   ------------   ---------   ----------   ---------   ----------
Matthew P. Lawlor.......      5,355           0.3%        $2.125       1/2/2002    $   569     $  1,138
                              3,213           0.2%         2.313       1/5/2002        372          743
                              1,071           0.1%         1.750      3/31/2002         94          187
                             14,695           0.8%         2.222       6/4/2008     13,293       30,978
                              4,055           0.2%         2.020       6/4/2008      3,335        7,771
                             23,897           1.3%         3.063      1/11/2011     46,033      116,656
                             23,926           1.3%         3.063      1/11/2011     46,089      116,798
                             48,991           2.7%         1.500     10/16/2008     29,916       69,718
Raymond T. Crosier......     39,847           2.2%        $3.063      1/11/2011    $76,757     $194,518
                                960             0%         3.063      1/11/2011      1,849        4,686
                             16,250           0.9%         2.020       6/4/2008     13,363       31,142
                             27,344           1.5%         1.500     10/16/2008     16,698       38,913
Carl D. Blandino........     30,277           1.7%        $3.063      1/11/2011    $58,322     $147,801
                                831             0%         3.063      1/11/2011      1,601        4,057
                             11,071           0.6%         3.500      2/24/2008     15,775       36,761
                                179             0%         3.500      2/24/2008        255          594
                             20,002           1.1%         1.500     10/16/2008     12,214       28,464

---------------
(1) The options were granted pursuant to our 1999 Stock Option Plan.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock, the optionee's continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table shows information regarding exercises of options to purchase our common stock by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2001. The table also shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2001. The value of the unexercised in-the-money options at fiscal year end is based on a value of $2.30 per share, the closing price of our stock on the NASDAQ National Market System on December 31, 2001 (the last trading day prior to the fiscal year end), less the per share exercise price.

                                                        NUMBER OF SECURITIES        VALUE OF THE UNEXERCISED
                             SHARES                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            ACQUIRED                 OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END
                               ON         VALUE      ---------------------------   ---------------------------
NAME                        EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        --------   -----------   -----------   -------------   -----------   -------------
Matthew P. Lawlor.........      --          --         160,116        171,340        $7,125         $35,876
Raymond T. Crosier........      --          --         160,006        128,391        $3,125         $23,300
Carl D. Blandino..........      --          --          45,633        102,727        $2,286         $13,715

---------------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

CHANGE-IN-CONTROL ARRANGEMENTS

     The 1999 Stock Option Plan provides that, upon a change in control, unvested options issued under the plan vest and become immediately exercisable for a period of one year after such occurrence.

PERFORMANCE GRAPH

     The following graph compares the annual percentage change in our cumulative total stockholder return on its common stock during a period commencing on June 4, 1999 when we went public and ending on December 31, 2001 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between our share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of the Russell 2000 Index and S&P Computer Software & Services Index during such period. We have not paid any dividends on our common stock, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance. Prior to June 4, 1999, our common stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the NASDAQ Online, Frank Russell Company and Standard & Poor, a division of The McGraw-Hill Companies, sources we believe to be reliable, but we are not responsible for any errors or omissions in such information.

[PERFORMANCE GRAPH]

                                                    ONLINE RESOURCES                                     S&P COMPUTER SOFTWARE &
                                                       CORPORATION                RUSSELL 2000               SERVICES INDEX
                                                    ----------------              ------------           -----------------------
6/99                                                     100.00                      100.00                      100.00
9/99                                                      98.67                       94.64                      112.39
12/99                                                    118.22                       96.09                      158.74
3/00                                                     122.23                       98.36                      151.55
6/00                                                      45.78                      101.71                      108.09
9/00                                                      26.67                      109.18                      109.34
12/00                                                     14.22                      118.03                       75.00
3/01                                                      12.44                      104.27                       66.48
6/01                                                      17.07                      119.17                       89.38
9/01                                                       8.32                       94.40                       57.34
12/01                                                     16.36                      114.30                       75.47

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock option plans. This committee is composed of Ervin R. Shames, George M. Middlemas, and David A. O'Connor, none of whom is an employee of ours. This report addresses the compensation policies for fiscal year 2001 as they affected Matthew P. Lawlor, in his capacity as Chief Executive Officer, and our other executive officers.

     The Compensation Committee makes recommendations to the Board of Directors concerning the compensation and benefits of our directors, executive officers and key employees, and acts on such other matters relating to their compensation as it deems appropriate. The Compensation Committee administers our 1999 Stock Option Plan, pursuant to which incentive stock options and non-statutory stock options may be granted to eligible employees, directors and consultants. The Compensation Committee also administers our executive and key employee incentive plan, pursuant to which eligible employees may be granted incentive compensation for achievement of company and individual performance targets.

     Compensation Objectives. The Compensation Committee considers the following objectives in setting base salary and benefits and some of the following objectives in determining bonuses and long-term incentives for executives:

     - establishing base salaries at a competitive average within our industry;

     - rewarding the achievement of our annual and long-term strategic goals;

     - retaining executive officers by offering competitive compensation and benefits at a competitive level with other executives in our industry; and

     - providing additional motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of our common stock.

     - rewarding achievement of individual performance targets.

     Executive Compensation Program Components.

     The three principal components of executive compensation are base salary, annual incentive bonuses, and long-term incentive compensation under our 1999 Stock Option Plan. Each of these components is discussed as follows:

     BASE SALARY. The Compensation Committee's recommendations regarding the base salary of our executive officers, including the compensation of the Chairman of the Board and Chief Executive Officer, are based on a number of factors, including each executive officers' experience and qualifications, the potential impact of the individual on our performance, the level of skill and responsibilities and the other factors described above. Base salaries are reviewed annually, and the Compensation Committee seeks to set executive officer base salaries at competitive levels in relation to the companies with which we compete for executives. Base salaries for certain executive officers were increased in fiscal 2001 in order to retain key members of the management team to pursue our plans. Effective November 2001 for a period of 14 months, our executive officers received a portion of their salary ranged between 13 to 25% in non-qualified stock options in lieu of cash.

     ANNUAL INCENTIVE BONUSES. The Company's annual incentive bonus program is designed to provide a direct financial incentive to our executive officers, including the Chief Executive Officer, as well as other key employees, for achievement of specific Company and individual performance goals. Consistent with our executive and key employee incentive program, at the beginning of each fiscal year, the Compensation Committee determines:

     - The employees by grade level that are eligible to participate in the plan for the year;

     - The annual corporate performance goals for the year; and

     - For each eligible employee, the target bonus level as a percentage of base compensation, the portion of the target bonus level that is based on achievement of Company performance goals, and the portion of the target bonus level that is based on achievement of individual performance goals.

     In fiscal 2001, the Compensation Committee established incentive bonus compensation for executive officers and other key employees based on our targeted revenue, gross profit margin, service quality index and operating efficiencies as measured by cost/transaction and targeted SG&A levels.

     LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of the executives and the stockholders. Consistent with industry standards, upon hiring, executives may be granted a number of options in an amount larger than the average grant given executives in any year and with different terms and vesting schedules. During fiscal 2001, we granted stock options to all of its executive officers under our 1999 Stock Option Plan, and such grants are set forth in the Stock Option Grants Table under the Executive Compensation section of this proxy statement. A portion of the total stock options granted to executive officers vest 25% each year for 4 years and expire after 7 years, performance based options vest 100% after eight years (with accelerated vesting schedule, should the Company meet established performance goals) and expire after 10 years and other stock options granted to executive officers vest 10% each year (with accelerated vesting schedule, should our stock outperform an index of comparable companies) for 10 years and expire after 10 years. Stock option grants under the 1999 Stock Option Plan were allocated by the Compensation Committee based upon past and present performance and future potential value of such executive officer's service to the company. The Compensation Committee made additional awards to certain executive officers during the year based on compensation evaluations made during the year.

     CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation evaluation included consideration of his leadership qualities, experience in the electronic commerce services industry and the results of our performance. At the recommendation of the Compensation Committee the Board of Directors awarded the Chief Executive Officer a cash bonus of $67,725 in the fiscal year ended December 31, 2001. The Chief Executive Officer was granted options for 125,203 shares of common stock.

     The goal of our compensation structure is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize stockholder value. Compensation levels will be reviewed as frequently as necessary to ensure this result.

                                          Members of the Online Resources
                                          Corporation Compensation Committee

                                          Ervin R. Shames, Chairman
                                          George M. Middlemas
                                          David A. O'Connor

                           REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ National Market System, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee's role and responsibilities are set forth in our charter adopted by the Board which is attached as Appendix A to this proxy statement. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee took the following actions:

     - Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and Ernst & Young LLP, our independent auditors;

     - Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     - Received written disclosures and a letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence.

     - The Audit Committee also considered oversight relating to the financial reporting and audit process that the committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.

                                          Members of the Online Resources
                                          Corporation
                                          Audit Committee

                                          Michael H. Heath, Chairman
                                          Thomas S. Johnson
                                          Joseph J. Spalluto
                                          Barry D. Wessler

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our records reflect that all reports that were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that one of Mr. Lawlor's fiscal 2001 Form 4 reports included three transactions that were reported late and two of Mr. Crosier's fiscal 2001 Form 4 reports included two transactions that were reported late. In addition, Mr. Heath reported one fiscal 2000 transaction, Mr. Lawlor and Crosier each reported two fiscal 2000 transactions on their respective fiscal 2001 Forms 5. Mr. Blandino's fiscal 2001 Form 5 report included two transactions that were reported late.

                             ELECTION OF DIRECTORS

                                (NOTICE ITEM 1)

     The Board of Directors currently consists of eight members, classified into three classes as follows: Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term ending in 2004 (the "Class III directors"); Michael H. Heath and Thomas S. Johnson constitute a class with a term ending in 2003 (the "Class II directors"); and George M. Middlemas, David
A. O'Connor and Joseph J. Spalluto constitute a class with a term which expires at the upcoming Annual Meeting (the "Class I directors"). At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     The Board of Directors has voted to nominate George M. Middlemas, David A. O'Connor and Joseph J. Spalluto for election at the Annual Meeting for a term of three years to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors are elected and qualified. The Class III directors (Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler) and the Class II directors (Michael H. Heath and Thomas S. Johnson) will serve until the Annual Meetings of Stockholders to be held in 2004 and 2003, respectively, and until their respective successors have been elected and qualified.

     Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of George M. Middlemas, David A. O'Connor, and Joseph J. Spalluto. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

     A plurality of the votes of the shares present in person or represented by proxy at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GEORGE M. MIDDLEMAS, DAVID A. O'CONNOR AND JOSEPH J. SPALLUTO AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                (NOTICE ITEM 2)

     The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2002. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2001. We expect that representatives of Ernst & Young LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

  Audit Fees

     Online Resources Corporation incurred fees from Ernst & Young LLP totaling $146,000 for their audit of our annual financial statements for the fiscal year ended December 31, 2001 and for their quarterly reviews and the reviews of our Quarterly Reports on Form 10-Q filed during the last fiscal year.

  All Other Fees

     During our fiscal year ended December 31, 2001, we incurred fees totaling $139,000 for the following services provided by Ernst & Young LLP.

     Audit related:

     - Consultations with the Company on various accounting matters and internal control reports totaling $117,000.

     Non-audit related:

     - Information technology testing for $22,000.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described above under the caption All Other Fees is compatible with maintaining Ernst & Young LLP's independence.

     Stockholder ratification of Ernst & Young LLP as our independent accountants is not required by our by-laws or otherwise. However, we are submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of what we consider to constitute good corporate practice. If the stockholders fail to ratify the appointment, we will consider whether or not to retain that firm. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change is in the best interest of the Company and its stockholders.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2003, a stockholder proposal must be received by the Corporate Secretary at our principal executive offices not later than December 23, 2002. Any such proposal will be subject to Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     Our bylaws provide an advance notice procedure for a stockholder to properly bring a proposal before an annual meeting. The stockholder must give timely written notice to the Corporate Secretary. To be timely, a stockholder notice of the proposal must be delivered or mailed to and received at our principal executives office not less than ninety (90) days prior to the date of such annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, notice of the proposal by the stockholder must be received not later than the close of business on the tenth day following the date on which notice to stockholders of such annual meeting date was mailed or such public disclosure was made. Proposals received after such date will not be voted on at such annual meeting. If a proposal is received before that date, the proxies that management solicits for such annual meeting may still exercise discretionary voting authority on the stockholder proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The notice of a proposal by a stockholder must include the stockholder's name and address, as the same appears in our record of stockholders, a brief description of the proposal, the reason for the proposal, the number of shares of common stock that are beneficially owned by the proposing stockholder and any material interest of such stockholder in the proposed business. All stockholder proposals should be marked for the attention of: Corporate Secretary, Online Resources Corporation, 7600 Colshire Drive, McLean, Virginia 22102.

McLean Virginia
April 22, 2002

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT ONLINE RESOURCES CORPORATION, IS AVAILABLE TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: ONLINE RESOURCES CORPORATION, 7600 COLSHIRE DRIVE, MCLEAN, VIRGINIA 22102, ATTN: INVESTOR RELATIONS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Matthew P. Lawlor

                                          MATTHEW P. LAWLOR,
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                          ONLINE RESOURCES CORPORATION
                               7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102

                                    PROXY FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2002

                         2:00 P.M. EASTERN STANDARD TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 22, 2002 in connection with the Annual Meeting of Stockholders to be held on Tuesday, May 21, 2002, at 2:00 p.m. Eastern Standard Time, at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036, and hereby appoints Matthew P. Lawlor and Catherine A. Graham, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Online Resources Corporation that are registered in the name provided in this Proxy and that the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers that undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.


         THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND FOR PROPOSAL 2.


         IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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                           -- FOLD AND DETACH HERE --

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If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. If you do mark boxes, please mark the boxes as in this example: [X]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE

                LISTED NOMINEES AND "FOR" EACH OF THE PROPOSALS.

         1. ELECTION OF DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

         Proposal to elect GEORGE M. MIDDLEMAS, DAVID A. O'CONNOR AND JOSEPH J. SPALLUTO as Directors of the Company.


                  GEORGE M. MIDDLEMAS      [ ] FOR            [ ] WITHHOLD VOTE

                  DAVID A. O'CONNOR        [ ] FOR            [ ] WITHHOLD VOTE

                  JOSEPH J. SPALLUTO       [ ] FOR            [ ] WITHHOLD VOTE


         2. Proposal to ratify the appointment of Ernst & Young LLP for the Company's fiscal year ending December 31, 2002.


                  [ ] FOR                  [ ] AGAINST        [ ] ABSTAIN



         [ ]      By checking this box, I/we consent to future access and
         delivery of Annual Reports and Proxy Statement electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

                                    Please sign exactly as name(s) appears
                                    hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                    Signature:                      Date
                                              ---------------------      -------


                                    Signature:                      Date
                                              ---------------------      -------


                   PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

                             YOUR VOTE IS IMPORTANT!